Exhibit 99.1
AIMCO Southern California Property Tour May 11 — 12, 2010

Aimco Introduction Aimco Has a Simple Business Strategy Own and operate 100,000 B/B+ quality apartments Well located in Opportunistic 20 largest U.S. redevelopment markets Finance with property-level, non-recourse, long-dated, fixed-rate and amortizing debt AIMCO 3

Capital Concentrated in 20 Target Markets Seattle Boston Manhattan San Francisco Suburban NY / NJ East Bay Philadelphia San Jose Chicago Denver Los Angeles Washington-NoVa-MD Phoenix Atlanta Orange County Jacksonville San Diego Dallas / Ft Worth Orlando Tampa Houston South Florida % Aimco Conventional Property NAV Aimco targets a 90% investment in Conventional properties: Conventional properties and 10% in Los Angeles 13% Affordable properties. Washington — NoVA — MD 11% South Florida 8% Boston 7% At the end of 2009, 88% of Aimco’s Chicago 7% San Diego 6% total capital was invested in Philadelphia 5% Conventional properties. Manhattan 4% Phoenix 4% Orange County 4% Conventional portfolio is concentrated Top 10 markets 71% Other target markets 17% in 20 target markets. Total target markets 88% Non-target markets 12% AIMCO 4

Aimco Holds High Quality Assets

Asset Quality: Measured by Rents Compared to Local Market Averages

61% of NOI in markets with rents 90 – 128% of market

	4Q 2009 Average Rents		
	Aimco	REIS	+ / -
Aimco Target Markets			
Los Angeles	$ 1,976	$ 1,339	+ 48%
Seattle	1,197	937	+ 28%
Philadelphia	1,229	975	+ 26%
South Florida	1,259	1,008	+ 25%
Chicago	1,112	970	+ 15%
Atlanta	840	745	+ 13%
San Jose	1,521	1,401	+ 9%
Orange County	1,499	1,440	+ 4%
Jacksonville	782	754	+ 4%
Dallas - Fort Worth	713	697	+ 2%
Denver	785	781	+ 1%
Houston	697	709	- 2%
East Bay	1,220	1,252	- 3%
Tampa	745	772	- 3%
Suburban New York / New Jersey	1,206	1,261	- 4%
San Diego	1,198	1,277	- 6%
Phoenix	632	674	- 6%
Washington - NoVA - MD	1,197	1,307	- 8%
Orlando	738	806	- 8%
Manhattan	2,366	2,646	- 11%
San Francisco	1,465	1,717	- 15%
Boston	1,173	1,600	- 27%
Total Aimco Target Markets	**$ 1,124**	**$ 1,083**	**+ 4%**
Total Aimco Non-Target Markets	**$ 783**	**$ 773**	**+ 1%**
Total Aimco Markets	**$ 1,042**	**$ 1,008**	**+ 3%**

AIMCO 5

Opportunistic Redevelopment Redevelopment Investment ($M) $350 $319 $300 $243 $250 $204 $180 $200 $150 $100 $56 $50 $0 2005 2006 2007 2008 2009 Aimco has invested approximately $1 billion in its portfolio over the last five years through opportunistic redevelopment of assets in quality locations. At the end of 2009, Aimco’s portfolio included 53 properties that were redeveloped between 2003 and 2009. We have a pipeline of redevelopment opportunities that we are prepared to execute upon as market conditions allow. AIMCO 6

Financing Strategy Aimco Debt Structure Recourse bank Other debt borrowings Non-recourse 1% 1% property debt Preferred stock 85% 13% Aimco has an enterprise-wide weighted-average maturity of 8.1 years, 25% longer than our apartment peer average. Aimco leverage is approximately 64%, compared to apartment peer leverage that ranges from 50% to 60%. Aimco’s leverage carries less refunding and refinancing risk than peer weighted-average leverage due to Aimco’s longer WAM. AIMCO 7

Los Angeles Market Overview Market Data US Avg Q4 2009 Q4 2008 Variance Q4 2009 Effective Rents $1,339 $1,409 -5.0% $964 Occupancy 94.7% 95.5% -0.8% 92.0% Unemployment Rate 12.3% 9.1% 3.2% 10.0% Median Home Value (‘000) $303 $316 -4.2% $170 Single-Family Permits 2,116 2,149 -1.5% 1,423,000 Multifamily Permits 1,474 7,250 -79.7% 311,000 Median Household Income (‘000) $55 $57 -2.3% $50 Rent as a % of Median HH Income 29.0% 29.8% -0.8% 23.0% Los Angeles Market — Rent & Occupancy Trends (REIS) Los Angeles Market — Projected Rent & Occupancy Trends (REIS) $1,420 100.0% $1,500 100.0% $1,400 98.0% 98.0% $1,450 $1,380 96.0% 96.0% $1,400 Rate $1,360 94.0% Rate 94.0% $1,350 $1,340 92.0% 92.0% $1,300 $1,320 90.0% 90.0% $1,300 88.0% $1,250 88.0% Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 2010 2011 2012 2013 2014 Effective Rate Occupancy Effective Rate Occupancy AIMCO 8

Aimco Los Angeles Portfolio Today’s tour area Conventional Properties Affordable Properties Aimco Conventional Portfolio Same Store Redevelopment Total/Avg Total Properties 9 5 14 Total Units* 3,095 854 3,949 1Q 2010 Average Rent $ 1,928 $ 2,132 $ 2,001 4Q 2009 Average Rent $ 1,928 $ 2,266 $ 2,001 4Q 2009 Rent as % of Market 44% 69% 49% * Excludes Lincoln Place AIMCO 9

Aimco Los Angeles Portfolio 1Q 2010 4Q 2009 GAV (Aimco Share in $M) Year Built/ Units Redev Category Avg Rent ADO* Same Store Redev Total $/Share Conventional Properties on today’s tour Broadcast Center 279 1990/2009 Moderate Redev $ 2,388 95.3% HillCreste 315 1989/2009 Moderate Redev $ 2,635 97.6% The Crescent at West Hollywood 130 1985/2009 Moderate Redev $ 2,171 97.3% The Palazzo at Park La Brea 521 2002 Same Store Sales $ 2,780 96.7% The Palazzo East at Park La Brea 611 2005 Same Store Sales $ 2,681 97.8% The Villas at Park La Brea 250 2002 Same Store Sales $ 2,261 95.2% Total/Avg 2,106 $ 2,580 96.8% $ 236 $ 290 $ 526 $ 4 Other Conventional LA properties Buena Vista 92 1973 Same Store Sales $ 1,545 97.3% Canyon Terrace 130 1984/2009 Moderate Redev $ 1,196 96.4% Creekside 397 1985 Same Store Sales $ 1,082 96.1% Indian Oaks 254 1986 Same Store Sales $ 1,302 95.7% Lincoln Place n/a 1951 Major Redev n/a n/a Malibu Canyon 698 1986/2009 Same Store Sales $ 1,522 95.4% Rosewood 152 1976 Same Store Sales $ 1,200 95.4% Villa Del Sol 120 1972 Same Store Sales $ 1,291 95.7% Total/Avg 1,843 $ 1,333 95.8% $ 281 $ 96 $ 378 $ 3 Grand Total/Avg 3,949 $ 2,001 96.3% $ 518 $ 386 $ 904 $ 7 Total Aimco 73,234 $ 1,034 95.5% $ 7,936 $ 63 *Average Daily Occupancy The Crescent at West Hollywood Broadcast Center The Palazzo East at Park La Brea HillCreste AIMCO 10

The Crescent at West Hollywood Year Built/Redeveloped 1985/2009 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 130 1BR / 1BA 41 32% Average Unit Size (SF) 775 2BR / 2BA 89 68% 1Q 2010 ADO 97.3% Total 130 100% 1Q 2010 Average Rent $ 2,171 1 Q 2010 Average Rent PSF $ 2.80 Community Features: Unit Features: Barbecue Area Balcony / patio Broadband internet access Euro washer / dryer Business center Fireplace Clubhouse GE appliances Fitness center Loft-style home Gated entrance Laundry facility Parking — garage, detached Pet friendly Swimming pool AIMCO 11

The Crescent at West Hollywood Redevelopment Redevelopment Investment ($M) $ 13 Before Redevelopment Investment / Unit $ 103,502 Scope Interior/Exterior Buildings & Site: Complete renovation of pool area: new A/V system, including an outdoor movie theater; landscaping; courtyards; barbeque and fire pit; gas torches; gas area heaters in outdoor movie area. Upgraded signage and outdoor lighting. Entire property repainted with a multicolor paint scheme. Installed keyless entry systems. Removed one laundry facility to accommodate expanded leasing and fitness center, remaining laundry facility remodeled using stacked units to double capacity. Common Areas & Leasing Path: Upgraded path leading from street to the main entrance with designer concrete and covered by a glass ceiling canopy. Lobby/main entrance expanded and upgraded with terrazzo flooring and other premium finishes. Popcorn ceilings in common areas removed and refinished. Fountain added to the two smaller courtyards and a fountain added to the leasing path courtyard. AIMCO 12

The Crescent at West Hollywood Redevelopment After Redevelopment Energy Conservation: Energy efficient T-8 lighting added in the garage area. Energy efficient 6-ton A/C unit added for the new leasing center. Energy efficient laundry equipment installed in newly retrofitted laundry facility. Programmable thermostats added in the common areas for energy savings. Energy/water conservation finishes added to the units: energy efficient dish washers, energy efficient A/C units, energy efficient refrigerators and energy efficient balcony lights. Unit Interior Upgrades: Acoustical ceilings scraped and retextured. New Karndean vinyl plank flooring installed throughout the kitchen, baths and living area of each unit. New carpet installed in the bedrooms. Kitchens: New flat panel wood cabinets, granite counters/full height backsplash, under cabinet lighting, upgraded stainless steel GE appliances, stainless steel wine coolers, upgraded plumbing fixtures and upgraded lighting. Bathroom(s): new vanities, under-mount sinks, granite counter tops, mirrors, medicine cabinets, upgraded plumbing fixtures, and upgraded lighting. Tubs refinished with new glass door enclosures. Lighting fixtures throughout the unit upgraded. New “titanium” Euro-style washer/dryer combo units installed in all units. Gas log sets with wall switches installed in all existing fireplaces. Fireplaces received a new fireplace surround. New plasma TV’s installed over the fireplaces in each unit. Doors upgraded to a 2-panel Shaker style door, with lever style hardware. New baseboard and door casing installed. Closets received new shelving or closet organizers and new mirror wardrobe doors. Added three Premium Loft units. AIMCO 13

Broadcast Center Year Built/Redeveloped 1990/2009 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 279 1BR / 1BA 117 42% Average Unit Size (SF) 903 2BR / 2BA 162 58% 1Q 2010 ADO 95.3% Total 279 100% 1Q 2010 Average Rent $ 2,388 1 Q 2010 Average Rent PSF $ 2.65 Community Features: Unit Features: Business center Balcony / patio Clubhouse Fireplace Fitness center High ceilings Free Wi-Fi Loft-style home Gated entrance Plasma TV Laundry facility Wood floors Movie screening room Near public transportation Parking — covered parking and detached garage Pet friendly Spa, hot tub and sauna Swimming pool AIMCO 14

Broadcast Center Redevelopment Redevelopment Investment ($M) $ 24 Before Redevelopment Investment / Unit $ 85,961 Scope Interior/Exterior Buildings & Site: Transformed existing pool area into an upscale resort style amenity with pots, cabanas, new furniture, custom building façade up-lighting, palm up-lighting, two fountains and Broadcast emblem projected into the pool at night. Entire property repainted. Upgraded signage and outdoor lighting. Upgraded landscaping with benches and plants in multiple atriums. Replaced planters at main entry with multiple varying height custom water walls. Upgraded outdoor patio with barbeque and fire pit, seating and glass water feature. Common Areas & Leasing Path: Expanded and upgraded lobbies and entryways. Added plasma TV’s in the main lobby and fitness center. Remodeled clubhouse and kitchen, adding a screening room. Reconfigured and remodeled existing leasing offices and created new business center. Remodeled all building common area corridors and stairwells including new flooring, lighting and paint. Remodeled all common area laundry facilities complete with tracking system that allows residents to monitor time remaining on laundry without going to laundry room. AIMCO 15

Broadcast Center Redevelopment After Redevelopment Unit Interior Upgrades: New Karndean vinyl plank flooring installed throughout the kitchen, bath(s) and entry. New carpet installed in the living areas and bedrooms. Kitchen: new Shaker style wood cabinets; granite countertops with 6” backsplashes; stainless steel double basin sink and upgraded faucet; stainless steel appliances; upgraded lighting. Bathroom(s): new Shaker style 36” high vanity cabinets; granite countertops with under-mount sink; upgraded faucet; bath accessories and medicine cabinet; wood framed mirrors at vanity; refinish tubs with new glass shower enclosure; new toilets; upgraded lighting. New entry doors, base molding, door casing, interior doors and hardware. New fireplace surround and rough-in above fireplace plasma TV. New 42” plasma TV installed in every non-bond unit. Built-in wine coolers. New white Therma-Foil closet organizer systems in walk-in closets. AIMCO 16

The Palazzo at Park La Brea Year Built/Redeveloped 2002 # of % of Aimco Ownership % 53% Unit Description Units Mix No. of Units 521 1BR / 1BA 268 51% Average Unit Size (SF) 1,093 2BR / 2BA 208 40% 1Q 2010 ADO 96.7% 3BR / 3BA 45 9% 1Q 2010 Average Rent $ 2,780 Total 521 100% 1Q 2010 Average Rent PSF $ 2.54 Community Features: Unit Features: Business center Breakfast bar Clubhouse Fireplace Fitness center Penthouse Free Wi-Fi Plasma TV Full concierge service Upgraded features Gated entrance Washer / dryer Massage room Near public transportation Parking — garage, detached Pet friendly Spa, hot tub and sauna Swimming pool AIMCO 17

The Palazzo East at Park La Brea Year Built/Redeveloped 2005 # of % of Aimco Ownership % 53% Unit Description Units Mix No. of Units 611 1BR / 1BA 312 51% Average Unit Size (SF) 1,078 2BR / 1BA 18 3% 1Q 2010 ADO 97.8% 2BR / 2BA 245 40% 1Q 2010 Average Rent $ 2,681 3BR / 3BA 36 6% 1Q 2010 Average Rent PSF $ 2.49 Total 611 100% Community Features: Unit Features: Broadband internet access Balcony / patio Business center Penthouse Clubhouse Plasma TV Dog park Washer / dryer Fitness center Free Wi-Fi Full concierge service Gated entrance Near public transportation Parking — garage, detached Pet friendly Spa, hot tub and sauna Swimming pool AIMCO 18

The Villas at Park La Brea Year Built/Redeveloped 2002 # of % of Aimco Ownership % 53% Unit Description Units Mix No. of Units 250 1BR / 1BA 109 44% Average Unit Size (SF) 936 2BR / 2BA 141 56% 1Q 2010 ADO 95.2% Total 250 100% 1Q 2010 Average Rent $ 2,261 1Q 2010 Average Rent PSF $ 2.42 Community Features: Unit Features: Business center Balcony / patio Clubhouse Bay window Extra storage Breakfast bar Fitness center Double-sink bathroom vanity Gated entrance Fireplace Laundry facility GE appliances Near public transportation High ceilings Parking — garage, attached Upgraded kitchen countertops Pet friendly Walk-in closets Spa / hot tub Swimming pool AIMCO 19

HillCreste Year Built/Redeveloped 1989/2009 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 315 1BR / 1BA 128 41% Average Unit Size (SF) 1,118 2BR / 2BA 187 59% 1Q 2010 ADO 97.6% Total 315 100% 1Q 2010 Average Rent $ 2,635 1Q 2010 Average Rent PSF $ 2.36 Community Features: Unit Features: Balcony / patio Barbecue area Extra Space for den or office Business center Fireplace Clubhouse High ceilings Fitness center Plasma TV Free continental breakfast Washer / dryer Gated entrance Wood floors Movie screening room Near public transportation Parking — attached garage, covered parking Pet friendly Spa, hot tub and sauna Swimming pool AIMCO 20

HillCreste Redevelopment Redevelopment Investment ($M) $ 20 Before Redevelopment Investment / Unit $ 62,854 Scope Interior/Exterior Buildings & Site: Main pool area: resurfaced the pool and Jacuzzi, replaced pool area decks and coping, new water feature, replaced pipe rail fencing with frosted glass panels, built-in barbeques, upgraded landscaping and lighting, and new pool cabana and furniture. Secondary pool area: remodeled pool deck, new furniture, and added outdoor gas fireplace with seating area and barbeques. Replaced existing raised hot tub in outdoor common area with outdoor fire pit, furniture and landscaping. Common Areas & Leasing Path: Expanded and remodeled the existing clubhouse and leasing office. Created a new and more prominent entry; added a business center, conference room, and media room; reconfigured, refurnished and upgraded all interior finishes; and added an outdoor terrace overlooking the pool area. Remodeled fitness center and new state-of-the-art cardio and strength equipment. AIMCO 21

HillCreste Redevelopment After Redevelopment Unit Interior Upgrades: New Karndean vinyl plank flooring installed throughout the kitchen, bath(s) and entry. New carpet installed in the living areas and bedrooms. Kitchen: new Shaker style wood cabinets; corner display shelving; granite countertops with full-height backsplashes; stainless steel double basin sink and upgraded faucet; clean steel appliances (including microwave and backless stove); upgraded lighting. Bath(s): new Shaker style 36” high vanity cabinets; granite countertops with under-mount sink; upgraded faucet; bath accessories and medicine cabinet; wood framed mirrors at vanity; refinished tubs with new glass shower enclosure; new toilets; upgraded lighting. New entry doors, base molding, door casing, interior doors and hardware. New fireplace surround, plasma TV’s installed above fireplace. Built-in wine coolers. New white Therma-Foil closet organizer systems in walk-in closets. New washers and dryers. AIMCO 22

Terry Manor Year Built/Redeveloped 1977/2007 Aimco Ownership % 100% No. of Units 170 Average Unit Size (SF) 545 1Q 2010 ADO 99.9% # of % of Unit Description Units Mix 1BR / 1BA 166 99% 2BR / 1BA 1 1% Manager’s Unit 3 n/a Total 170 100% Section 8 property serving primarily senior residents Aimco completed a $6 million redevelopment of the property in February 2007, which was funded by the sale of tax credits. Redevelopment included: Interior renovation of all apartment units: new interior doors, new carpeting, new flooring, kitchen cabinets, vanities, countertops, tubs, appliances, HVAC and toilets. Remodeled community room, laundry and storage rooms, offices and lobby area. New community patio and ADA accessibility. Exterior renovation of building and landscaping. New parking stalls and drive. AIMCO 23

AIMCO
Southern California Property Tour May 11 — 12, 2010
AIMCO 24

Orange County Market Overview Market Data US Avg. Q4 2009 Q4 2008 Variance Q4 2009 Effective Rents $1,440 $1,514 -4.9% $964 Occupancy 93.6% 94.9% -1.2% 92.0% Unemployment Rate 9.8% 6.5% 3.3% 10.0% Median Home Value (‘000) $499 $469 6.5% $170 Single-Family Permits 1,750 1,131 54.8% 1,423,000 Multifamily Permits 798 1,000 -20.2% 311,000 Median Household Income (‘000) $75 $78 -2.9% $50 Rent as a % of Median HH Income 22.9% 23.4% -0.5% 23.0% Orange County Market — Rent & Occupancy Trends (REIS) Orange County Market — Projected Rent & Occupancy Trends (REIS) $1,520 100.0% $1,650 100.0% $1,500 98.0% $1,600 98.0% $1,480 96.0% $1,550 96.0% $1,500 Rate $1,460 94.0% Rate 94.0% $1,450 $1,440 92.0% 92.0% $1,400 $1,420 90.0% $1,350 90.0% $1,400 88.0% $1,300 88.0% Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 2010 2011 2012 2013 2014 Effective Rate Occupancy Effective Rate Occupancy AIMCO 25

San Diego Market Overview Market Data US Avg Q4 2009 Q4 2008 Variance Q4 2009 Effective Rents $1,277 $1,302 -1.9% $964 Occupancy 95.1% 95.9% -0.8% 92.0% Unemployment Rate 10.6% 7.2% 3.4% 10.0% Median Home Value (‘000) $389 $362 7.4% $170 Single-Family Permits 2,636 1,965 34.1% 1,423,000 Multifamily Permits 738 1,399 -47.2% 311,000 Median Household Income (‘000) $63 $65 -3.4% $50 Rent as a % of Median HH Income 24.5% 24.1% 0.4% 23.0% San Diego Market — Rent & Occupancy Trends (REIS) San Diego Market — Projected Rent & Occupancy Trends (REIS) $1,305 100.0% $1,450 100.0% $1,300 98.0% $1,295 $1,400 98.0% $1,290 96.0% $1,350 96.0% $1,285 94.0% Rate $1,280 Rate $1,300 94.0% $1,275 92.0% $1,250 92.0% $1,270 90.0% $1,200 90.0% $1,265 $1,260 88.0% $1,150 88.0% Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 2010 2011 2012 2013 2014 Effective Rate Occupancy Effective Rate Occupancy AIMCO 26

Aimco Orange County / San Diego Portfolios Orange County Conventional Properties Aimco Conventional Portfolio Same Store Redevelopment Total/Avg Orange County Total Properties 3 1 4 Total Units 443 770 1,213 1Q 2010 Average Rent $ 1,145 $ 1,704 $ 1,500 4Q 2009 Average Rent $ 1,161 $ 1,693 $ 1,499 4Q 2009 Rent as % of Market -19% 18% 4% Same Store Redevelopment Total/Avg San Diego Total Properties 4 2 6 Total Units 1,622 522 2,144 1Q 2010 Average Rent $ 1,159 $ 1,286 $ 1,190 San Diego 4Q 2009 Average Rent $ 1,165 $ 1,301 $ 1,198 4Q 2009 Rent as % of Market -9% 2% -6% AIMCO 27

Aimco Orange County & San Diego Portfolios 1Q 2010 Year Built/ Units Redev Category Avg Rent ADO* Conventional Property on today’s tour Orange County 3400 Avenue of the Arts 770 1987/2009 Moderate Redev $ 1,706 96.5% Other Orange County Conventional Properties Heritage Village Anaheim 196 1986 Same Store Sales $ 1,055 98.7% Peppertree 136 1971 Same Store Sales $ 1,221 96.7% Pine Lake Terrace 111 1971 Same Store Sales $ 1,216 95.6% Total/Avg Orange County 1,213 $ 1,500 96.8% 1Q 2010 Year Built/ Units Redev Category Avg Rent ADO* Conventional Properties on today’s tour San Diego Island Club 592 1986 Same Store Sales $ 1,168 96.3% Mariner’s Cove 500 1984 Same Store Sales $ 1,337 94.2% Windrift 404 1987/2009 Moderate Redev $ 1,293 94.5% Other San Diego Properties Heritage Park Escondido 196 1986 Same Store Sales $ 852 96.7% Hidden Cove 334 1983 Same Store Sales $ 1,060 94.8% Hidden Cove II 118 1986/2009 Moderate Redev $ 1,278 96.4% Total/Avg San Diego 2,144 $ 1,190 95.3% Total Aimco 73,234 $ 1,034 95.5% * Average Daily Occupancy 4Q 2009 GAV (Aimco Share) Orange County and San Diego: $M $ / Share Same Store $ 266 $ 2 Redev $ 360 $ 3 Total $ 626 $ 5 Total Aimco $ 7,936 $ 63 AIMCO 28

3400 Avenue of the Arts

Year Built/Redeveloped	1987/2009
Aimco Ownership %	100%
No. of Units	770
Average Unit Size (SF)	946
1Q 2010 ADO	96.5%
1Q 2010 Average Rent	$ 1,706
1Q 2010 Average Rent PSF	$ 1.80

Unit Description	# of Units	% of Mix
Studio / 1BA	81	11%
1BR / 1BA	353	46%
2BR / 2BA	336	44%
Total	**770**	**100%**

Community Features:
- ❑ Barbecue area, outdoor fireplace lounge
- ❑ Broadband internet access
- ❑ Business center
- ❑ Clubhouse
- ❑ Dog park
- ❑ Extra storage
- ❑ Free Wi-Fi
- ❑ Full concierge service
- ❑ Game room
- ❑ Gated entrance
- ❑ Laundry facility
- ❑ Movie screening room
- ❑ Parking - covered parking
- ❑ Rock climbing wall, fitness center
- ❑ Spa, hot tub and sauna
- ❑ Swimming pool
- ❑ Tennis court, basketball court

Unit Features:
- ❑ Balcony / patio
- ❑ Built-in dry bar
- ❑ Built-in wine refrigerator
- ❑ Corner unit available
- ❑ Granite countertops
- ❑ High ceilings
- ❑ Loft-style home
- ❑ Penthouse
- ❑ Plasma TV
- ❑ View of Performing Arts Center
- ❑ Washer / dryer
- ❑ Wood Floors


3400



AIMCO 29

3400 Avenue of the Arts Redevelopment Redevelopment Investment ($M) $ 62 Investment / Unit $ 80,509 Scope Interior/Exterior Buildings & Site: Main pool and spa area: glass fencing along west perimeter; outdoor kitchen with dual barbeques and sinks; individual barbeque at southeast area of pool; outdoor living room with fireplace and seating areas; pool and spa re-plaster, new waterline tile and coping; pool and spa enhanced concrete deck and landscape planters; wrought iron pool and spa area fencing and gates; new cabana/shade structures; theatrical area and landscape lighting throughout; outdoor sound system; Wi-Fi capability; converted to saltw ater system and replaced motors and heaters. New architectural water feature and sign monuments, new landscaping, specimen trees and lighting throughout. New electronic security access devices at all property perimeter entry points. Renovated and refinished lower level garage elevator vestibules and lobbies. Provided new elevator cab finishes at each of the eighteen residential elevator cabs. Renovated laundry rooms and installed new equipment including water heaters and water heater platforms in the garage areas. Add 14 new storage units for rent, available to residents. Renovated building main level lobbies and residential floor corridors with installation of new carpet and tile flooring, wall finishes, painting, and light fixtures Renovated all residential building 1st, 2nd and 3rd floor corridors with new carpet, carpet base, painting, light fixtures, illuminated doorbells and door casing. Renovated all residential building 4th floor corridors with new high end carpet, wall finishes, wood base, painting, light fixtures, illuminated doorbells and architecturally designed door casing and framework. All building exteriors repainted. AIMCO 30

3400 Avenue of the Arts Redevelopment Common Areas & Leasing Path: Reconfiguration and expansion of leasing and management offices. New intimate outdoor amphitheatre with seating and stage deck for outdoor entertainment and performances. Addition of firepots at the surface of two community lakes for evening and nighttime visual theatrical effect. Redevelopment of tennis court area: resurfaced two tennis courts; converted one tennis court to full court NBA regulation basketball court; converted one tennis court to a large dog park. New concrete bridges with glass railing at pathways surrounding the two community lakes. Remodeled fitness center: concierge desk at the main entry; spin/aerobics rooms enhanced with new flooring and cabinetry and new spin bikes; one racquetball court converted into a state-of-the-art theater with stadium seating; other racquetball court converted into a rock wall climbing gym, equipped with auto belays for individual climbing. Fitness center basement converted into “Club 3400” which includes pool tables, lounge seating, plasma screens, game room with game consoles, and remodeled bathrooms. Before Redevelopment AIMCO 31

3400 Avenue of the Arts Redevelopment Unit Interior Upgrades: New flooring throughout. Kitchen: new stainless steel appliances, added wine coolers; installed brushed stainless steel kitchen sinks and spray faucet fixtures; white Therma-Foil kitchen cabinets with brushed stainless steel pulls and under cabinet kitchen lighting; granite countertops. Bath(s): white Therma-Foil cabinets with brushed stainless steel pulls; granite countertops; new frameless mirrors and medicine cabinets; re-coat finish for tub and shower enclosures; new oversized single stall shower enclosures; dual sinks in master bath; brushed chrome bath plumbing fixtures. New closet organizers in each walk-in closet. New bypass mirrored wardrobe closet doors with brushed stainless steel frames. Wiring for plasma TV’s above fireplaces in all units, wiring for plasma TV’s in kitchen in select units. TV’s installed in select units. New horizontal and vertical windows blinds. New granite hearths, surrounds, electronic ignition and faux log systems for all fireplaces. New programmable thermostats. Installed new Therma-Foil white cabinets over washer/dryer and painted floors in unit laundry closets. New stainless steel Euro style washer/dryer combination appliance in all efficiency/studio units, new washers and dryers in 50% of the other units. New wood trim throughout each unit including door casing, base molding and cabinet base shoe molding. New light fixtures throughout. After Redevelopment AIMCO 32

Island Club Year Built/Redeveloped 1986 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 592 1BR / 1BA 204 34% Average Unit Size (SF) 719 2BR / 1BA 112 19% 1Q 2010 ADO 96.3% 2BR / 2BA 276 47% 1Q 2010 Average Rent $ 1,168 Total 592 100% 1Q 2010 Average Rent PSF $ 1.62 Community Features: Unit Features: Broadband internet access Balcony / patio Car care center Ceiling fans Clubhouse Extra vanity space Extra storage Fireplace Fitness center GE appliances Laundry facility High ceilings Military moving clause Kitchen with pantry Near public transportation Upgraded features Parking — covered parking Upgraded kitchen and bath Pet friendly Walk-in closets Playground Washer / dryer Spa / hot tub Swimming pool AIMCO 33

Windrift Year Built/Redeveloped 1987/2009 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 404 1BR / 1BA 84 21% Average Unit Size (SF) 867 2BR / 1BA 122 30% 1Q 2010 ADO 94.5% 2BR / 2BA 160 40% 1Q 2010 Average Rent $ 1,293 3BR / 2BA 38 9% 1Q 2010 Average Rent PSF $ 1.49 Total 404 100% Community Features: Unit Features: Barbecue area Balcony / patio Basketball court Fireplace Broadband internet access Floor to ceiling mirrors Business center High ceilings Car care center Walk-in closets Clubhouse Washer / dryer Dog park Wood floors Fitness center Gated entrance Military moving clause Movie screening room Parking — covered parking Pet friendly Playground Rock climbing wall Spa / hot tub Swimming pool AIMCO 34

Windrift Redevelopment Redevelopment Investment ($M) $ 15 Before Redevelopment Investment / Unit $ 37,732 Scope Interior/Exterior Buildings & Site: Re-plastered pools and spas, with coping and tile, replaced pool deck, upgraded landscaping and lighting. Refurbished fountain in pool area and barbecue island added. The tennis court was converted into a tot lot park and half court basketball court. The park includes a state-of-the-art play structure and rubberized surface. Painted building exteriors. Upgraded signage, landscaping and lighting throughout site. Common Areas & Leasing Path: Remodeled fitness center, clubhouse and leasing office. Lobby, social lounge and café were remodeled and refurnished. Converted existing laundry room, storage room and tanning salon into a new conference room and business center. Converted space into activity room that includes a rock climbing wall and an aerobic area with spin bikes. Converted leasing space into movie theater that includes a 60” plasma screen, stereo surround sound and stadium seating. Added a game room that includes TV monitors with two X-Box 360 stations, a foosball table and pinball machine. AIMCO 35

Windrift Redevelopment After Redevelopment Unit Interior Upgrades: Kitchen: new white Therma-Foil cabinets; new Formica countertops; new stainless steel double basin sink and faucet; new GE appliances (microwave, dishwasher, refrigerator and electric range); new lighting package; new Karndean vinyl plank flooring. Bath(s): new white Therma-Foil cabinets; new cultured marble counter top with integrated sink; new faucet; new bath accessories and medicine cabinet; new vanity mirror; refinished tubs and surround; new toilets; new lighting package; new Memories sheet vinyl flooring. New carpet and baseboards. Acoustic ceilings scraped and retextured. New interior doors and hardware, new window coverings. New washers and dryers. AIMCO 36

Mariner’s Cove Year Built/Redeveloped 1984 # of % of Aimco Ownership % 100% Unit Description Units Mix No. of Units 500 1BR / 1BA 200 40% Average Unit Size (SF) 735 2BR / 1BA 80 16% 1Q 2010 ADO 94.2% 2BR / 2BA 200 40% 1Q 2010 Average Rent $ 1,337 3BR / 2BA 20 4% 1Q 2010 Average Rent PSF $ 1.82 Total 500 100% Community Features: Unit Features: Dog park Balcony / patio Extra storage High ceilings Fitness center Townhome Gated entrance Upgraded kitchen and bath Laundry facility Walk-in closets Military moving clause Near public transportation Parking — covered parking Pet friendly Playground Spa / hot tub Swimming pool Tennis court AIMCO 37

AIMCO Southern California Property Tour May 11 — 12, 2010 AIMCO 38